GammaRoad Market Navigation ETF
Schedule of Investments
November 30, 2025 (Unaudited)
EXCHANGE TRADED FUNDS - 99.6%	Shares	Value
iShares Core S&P 500 ETF(a)	2,966	$2,037,286
SPDR Bloomberg 1-3 Month T-Bill ETF(a)	41,777	3,831,787
TOTAL EXCHANGE TRADED FUNDS (Cost $5,595,749)		5,869,073

SHORT-TERM INVESTMENTS - 0.5%
Money Market Funds - 0.5%	Shares	Value
First American Government Obligations Fund - Class X, 3.92%(b)	30,839	30,839

TOTAL SHORT-TERM INVESTMENTS (Cost $30,839)		30,839

TOTAL INVESTMENTS - 100.1% (Cost $5,626,588)		$5,899,912
Liabilities in Excess of Other Assets - (0.1)%		(3,085)
TOTAL NET ASSETS - 100.0%		$5,896,827

Percentages are stated as a percent of net assets.

(a)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(b)	The rate shown represents the 7-day annualized effective yield as of November 30, 2025.